Exhibit 10.7

SCHEDULE OF OMITTED AGREEMENTS

The following Guarantees have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.7 to this Form 10-Q.

1.	Guarantee, dated effective as of April 25, 2002, by Enbridge Energy Company, Inc., in favor of J. Richard Bird.

2.	Guarantee, dated effective as of April 25, 2002, by Enbridge Energy Company, Inc., in favor of Chris Kaitson.

3.	Guarantee, dated effective as of April 25, 2002, by Enbridge Energy Company, Inc., in favor of Joel W. Kanvik.

4.	Guarantee, dated effective as of April 25, 2002, by Enbridge Energy Company, Inc., in favor of Mark A. Maki.

5.	Guarantee, dated effective as of April 25, 2002, by Enbridge Energy Company, Inc., in favor of Terrance L. McGill.

6.	Guarantee, dated effective as of April 1, 2003, by Enbridge Energy Company, Inc., in favor of Jeffrey A. Connelly.

7.	Guarantee, dated effective as of April 24, 2003, by Enbridge Energy Company, Inc., in favor of Richard L. Adams.

8.	Guarantee, dated effective as of July 22, 2004, by Enbridge Energy Company, Inc., in favor of Leon A. Zupan.

9.	Guarantee, dated effective as of July 23, 2004, by Enbridge Energy Company, Inc., in favor of Bruce A. Stevenson.

10.	Guarantee, dated effective as of July 28, 2006, by Enbridge Energy Company, Inc., in favor of John A. Loiacono.

11.	Guarantee, dated effective as of September 1, 2006, by Enbridge Energy Company, Inc., in favor of Stephen J. Neyland.

12.	Guarantee, dated effective as of October 29, 2007, by Enbridge Energy Company, Inc., in favor of Kerry C. Puckett.

13.	Guarantee, dated effective as of October 29, 2007, by Enbridge Energy Company, Inc., in favor of Allan M. Schneider.

14.	Guarantee, dated effective as of October 29, 2007, by Enbridge Energy Company, Inc., in favor of Dan A. Westbrook.

15.	Guarantee, dated effective as of January 28, 2008, by Enbridge Energy Company, Inc., in favor of Stephen J. Wuori.

16.	Guarantee, dated effective as of April 28, 2008, by Enbridge Energy Company, Inc., in favor of Kenneth C. Lanik.

17.	Guarantee, dated effective as of July 23, 2010, by Enbridge Energy Company, Inc., in favor of J. Herbert England.

18.	Guarantee, dated effective as of October 27, 2010, by Enbridge Energy Company, Inc., in favor of Janet Coy.

19.	Guarantee, dated effective as of October 27, 2010, by Enbridge Energy Company, Inc., in favor of Susan Miller.

20.	Guarantee, dated effective as of October 27, 2010, by Enbridge Energy Company, Inc., in favor of Byron Neiles.

21.	Guarantee, dated effective as of October 27, 2010, by Enbridge Energy Company, Inc., in favor of William Ramos.

22.	Guarantee, dated effective as of July 30, 2012, by Enbridge Energy Company, Inc., in favor of Rebecca B. Roberts.

23.	Guarantee, dated effective as of October 31, 2012, by Enbridge Energy Company, Inc., in favor of Darren J. Yaworsky.

24.	Guarantee, dated effective as of April 30, 2013, by Enbridge Energy Company, Inc., in favor of Bradley F. Shamla.